PRO FORMA FINANCIAL STATEMENTS

The pro forma financial statements have been presented to give effect to the acquisition of Vitamin Spice LLC by Qualsec. The transaction was accounted for as a reverse acquisition, in which VitaminSpice LLC is deemed to be the acquiror for accounting purposes. Qualsec issued 99,999,999 shares in the acquisition, after giving effect to a reverse stock split, and the issuance of shares in conversion of debt. The pro forma balance sheet is presented as if the acquisition took place on June 30, 2009; the statement of income information is presented as if the acquisition took place on July 1, 2008. The pro forma presentation for the interim period ended June 30, 2009 is not presented because the pro forma adjustments therein are substantially identical to those for the 12 months ended June 30, 2009.

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PRO FORMA INCOME STATEMENT

FOR THE YEAR ENDED JUNE 30, 2009

Vitamin

Pro Forma

Qualsec

Spice

Adjustments

Total

Revenues

$

--

$

0

$

--

$

0

Cost of Goods Sold

--

2,161

--

2,161

Gross Margin

--

(2,161)

--

(2,161)

Expenses

  General and Administrative

92,112

120,465

(92,112)

120,465

  Compensation Expense

140,618

30,009

(140,618)

30,009

  Research and Development

54,000

32,255

(54,000)

32,255

   Total Operating Expenses

286,730

182,729

(286,730)

182,729

    Net Operating Los

(286,730)

(184,890)

286,730

(184,890)

Other Income (Expense)

  Interest Expense

(11,299)

--

11,299

0

  Total Other Income (Expense)

--

--

--

0

Net Loss

(286,730)

(184,890)

(184,890)

(286,730)

Net loss per share

(0.002)

NA

0

(0.002)

Weighted average shares

170,000,000

--

49,000,001

120,999,999

Because VitaminSpice LLC is a limited liability company there are no earnings per share.

The 12 months information for Qualsec is derived by adding the results for the six months ended June 30, 2008 and the results for the last 6 months of calendar 2008.

The results of operations of Qualsec were eliminated in the pro forma adjustments because that business segment was discontinued prior to the Vitamin Spice acquisition.

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PRO FORMA BALANCE SHEET

AS OF JUNE 30, 2009

Cancellation

Vitamin

Pro Forma(2)(3)

Qualsec

Adjustments

Spice

Adjustments

Total

Cash

$

67,792

$

(67,792)

$

47,652

$

--

$

47,652

Inventory

--

--

4,487

--

4,487

Due from officer

--

--

14,181

--

14,181

  Total Current Assets

67,792

(67,792)

66,320

--

66,320

Property & Equipment, net

3,921

--

--

(3,921)

--

Intangible assets

1

(1)

--

--

--

  Total Assets

$

71,714

$

(67,793)

$

66,320

$

(3,921)

$

66,320

Liabilities and Stockholders’ Equity

  Accounts payable

75,164

(74,468)

--

--

696

  Deferred Comp. payable,

    related party

472,000

(472,000

--

--

--

 Convertible Notes payable,

  related party

136,974

(6,974)

--

(130,000)

--

 Accrued interest – related party

11,853

(279)

--

(11,574)

--

  Total Current Liabilities

695,991

(553,721)

--

(141,574)

696

Common stock

298,902

--

--

(6,397)

292,505

Additional paid-in capital

229,988

(67,792)

--

(162,196)

--

Members’ equity

--

--

293,201

(293,201)

--

Accumulated deficit

(1,153,169)

553,720

(226,881)

559,449

(226,881)

Total Equity

(642,279)

485,928

66,320

137,655

65,624

Total Liabilities and Equity

$

71,712

$

(67,793)

$

66,320

$

(3,919)

$

66,320

1. The former officers,   Dr. Arden Kelton and Joel Hand, entered into Release and Settlement Agreements in August 2009. Eliminate the Deferred Compensation of $472,000, the accrued vacation liability of $39,042, the accrued payroll taxes on the deferred compensation of $32,277, and Joel Hand’s note for $6,974 in principal and $279 in interest. In these agreements they each released Qualsec from any liability to them. The effect of these releases is to forgive the following obligations of Qualsec: $472,000 in deferred compensation due to Hand and Kelton; accrued vacation liability of $39,043; accrued payroll taxes on the deferred compensation of

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$35,143. Mr. Hand received the cash on hand in exchange for a redemption of his remaining 15,300,000 shares of common stock (510,000 shares after giving effect to the September 2009 reverse split). The intangible assets were transferred to Dr. Kelton in connection with his release and settlement.

2. Pro forma adjustments consist of the abandonment of the furniture and equipment as de minimus in value; the conversion of the $130,000 in promissory notes into 15,733,333 shares of new common stock; the issuance of 99,999,999 new shares in the acquisition of Vitamin Spice, LLC; the one for 30 reverse stock split; and the forgiveness of debt on the promissory note.

3. Equity adjustments are comprised of the elimination of the accumulated deficit of Qualsec in the transaction,   which is accounted for as a reverse acquisition, and the issuance of the 21,000,000 shares in exchange for the net liabilities of $696.

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